SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 20, 1998

  HEWLETT-PACKARD COMPANY
  (Exact name of registrant as specified in its charter)

  Delaware                      001-04423                94-1081436
  (State or other               (Commission              (IRS Employer
  Jurisdiction of               File Number)             Identification No.)
  Incorporation)

  3000 Hanover Street, Palo Alto, California             94304
  (Address of principal executive offices)               (Zip Code)

  Registrant's telephone number, including area code: (650) 857-1501

                              N/A
  ------------------------------------------------------------
  (Former name or former address, if changed since last report)

  Item 5. Other Events.

       Effective May 20, 1998, the Registrant has changed its state of incorporation from California to Delaware. This change in its state of incorporation was approved by the holders of a majority of Registrant's outstanding shares of Common Stock at the Registrant's annual meeting of shareholders on February 24, 1998.

       Upon reincorporation in the State of Delaware, the Registrant merged into and is continuing its business as a Delaware corporation. The Reincorporation will not result in any change in the Registrant's name, business, assets or liabilities, will not cause Registrant's corporate headquarters or other facilities to be moved and will not result in any relocation of management or other employees.

       Shareholders will not be required to undertake a mandatory exchange of the Registrant's shares. Certificates for Registrant's shares will automatically represent an equal number of shares in the Delaware company upon completion of the merger.

  Item. 7.  Financial Statements and Exhibits.

  Exhibit No.       Description

    2.1 Agreement and Plan of Merger of Hewlett-Packard Company, a Delaware corporation, and Hewlett-Packard Company, a California corporation.

                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEWLETT-PACKARD COMPANY


  Dated: May 20, 1998                      By: /s/Robert P. Wayman
                                               ---------------------------
                                               Robert P. Wayman
                                               Executive Vice President
                                               Finance and Administration
                                               and Chief Financial Officer

                                                               Exhibit 2.1


                        AGREEMENT AND PLAN OF MERGER
                         OF HEWLETT-PACKARD COMPANY
                          (a Delaware corporation)
                                    AND
                           HEWLETT-PACKARD COMPANY
                          (a California corporation)


       THIS AGREEMENT AND PLAN OF MERGER dated as of May 20, 1998 (the "Agreement") is between Hewlett-Packard Company, a Delaware corporation ("Hewlett-Packard Delaware") and Hewlett-Packard Company, a California corporation ("Hewlett-Packard California"). Hewlett-Packard Delaware and Hewlett-Packard California are sometimes referred to herein as the "Constituent Corporations."


                                RECITALS


       A. Hewlett-Packard Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 5,100,000,000 shares, 4,800,000,000 of which are designated "Common Stock", par value $0.01 per share, and 300,000,000 of which are designated "Preferred Stock", par value $0.01 per share. The Preferred Stock of Hewlett-Packard Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of March 31, 1998, 100 shares of Common Stock were issued and outstanding, all of which were held by Hewlett-Packard California, and no shares of Preferred Stock were issued and outstanding.

       B. Hewlett-Packard California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 2,700,000,000 shares, 2,400,000,000 of which are designated "Common Stock," par value $1.00 per share, and 300,000,000 of which are designated "Preferred Stock," par value $1.00 per share. The Preferred Stock of Hewlett-Packard California is undesignated as to series, rights, preferences, privileges or restrictions. As of March 31, 1998, 1,039,937,318 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

       C. The Board of Directors of Hewlett-Packard California has determined that, for the purpose of effecting the reincorporation of Hewlett-Packard California in the State of Delaware, it is advisable and in the best interests of Hewlett-Packard California and its shareholders that Hewlett-Packard California merge with and into Hewlett-Packard Delaware upon the terms and conditions herein provided.

       D. The respective Boards of Directors of Hewlett-Packard Delaware and Hewlett-Packard California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

       NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Hewlett-Packard Delaware and Hewlett-Packard California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                               I.  MERGER

       1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Hewlett-Packard California shall be merged with and into Hewlett-Packard Delaware (the "Merger"), the separate existence of Hewlett-Packard California shall cease and Hewlett-Packard Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Hewlett-Packard Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation". The name of the Surviving Corporation shall be Hewlett-Packard Company.

       1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

            (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

            (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

            (c) An executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

       The date and time when the Merger shall become effective, as aforesaid, is herein called the Effective Date of the Merger.

       1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Hewlett-Packard California shall cease and Hewlett-Packard Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger,
  (ii) shall be subject to all actions previously taken by its and Hewlett-Packard California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Hewlett-Packard California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Hewlett-Packard Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Hewlett-Packard California in the same manner as if Hewlett-Packard Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

       2.1  Certificate of Incorporation.  The Certificate of
  Incorporation of Hewlett-Packard Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

       2.2 Bylaws. The Bylaws of Hewlett-Packard Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

       2.3 Directors and Officers. The directors and officers of Hewlett-Packard California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Cor-poration until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.


               III.  MANNER OF CONVERSION OF STOCK

       3.1 Hewlett-Packard California Common Stock. Upon the Effective Date of the Merger, each share of Hewlett-Packard California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation.

       3.2 Hewlett-Packard California Options, Stock Purchase Rights and Convertible Securities.

            (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of Hewlett-Packard California. Each outstanding and unexercised option or other right to purchase or security convertible into Hewlett-Packard California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporations Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Hewlett-Packard California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Hewlett-Packard California option, stock purchase right or convertible security at the Effective Date of the Merger.
  There are no options, purchase rights for or securities convertible into Preferred Stock of Hewlett-Packard California.

            (b)  A number of shares of the Surviving Corporation's
  Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Hewlett-Packard California Common Stock so reserved immediately prior to the Effective Date of the Merger.

       3.3 Hewlett-Packard Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.01 per share, of Hewlett-Packard Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Hewlett-Packard Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

       3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Hewlett-Packard California Common Stock may, at such stockholder's option, surrender the same for cancellation to Harris Trust and Savings Bank, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Hewlett-Packard California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Hewlett-Packard California Common Stock were converted in the Merger.

      The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

       Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Hewlett-Packard California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

       If any certificate for shares of Hewlett-Packard Delaware stock is to be issued in a name other than that in which the certificate surren-dered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Hewlett-Packard Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Hewlett-Packard Delaware that such tax has been paid or is not payable.


                             IV.  GENERAL

       4.1 Covenants of Hewlett-Packard Delaware. Hewlett-Packard Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

            (a) qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

            (b)  file any and all documents with the California
  Franchise Tax Board necessary for the assumption by Hewlett-Packard Delaware of all of the franchise tax liabilities of Hewlett-Packard California;

            (c) file an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law with the Secretary of State of the State of California; and

            (d) take such other actions as may be required by the California General Corporation Law.

       4.2 Further Assurances. From time to time, as and when required by Hewlett-Packard Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Hewlett-Packard California such deeds and other instruments, and there shall be taken or caused to be taken by Hewlett-Packard Delaware and Hewlett-Packard California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Hewlett-Packard Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Hewlett-Packard California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Hewlett-Packard Delaware are fully authorized in the name and on behalf of Hewlett-Packard California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

       4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Hewlett-Packard California or of Hewlett-Packard Delaware, or of both, notwith-standing the approval of this Agreement by the shareholders of Hewlett-Packard California or by the sole stockholder of Hewlett-Packard Delaware, or by both.

       4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

       4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

       4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 3000 Hanover Street, Palo Alto, California 94304 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

       4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

       4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Hewlett-Packard Company, a Delaware corporation, and Hewlett-Packard Company, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                           HEWLETT-PACKARD COMPANY
                                           a Delaware corporation

                                           /s/ Lewis E. Platt
                                           ---------------------------
                                           Lewis E. Platt
                                           Chairman, President
                                           and Chief Executive Officer

                                           /s/ D. Craig Nordlund
                                           ---------------------------
                                           D. Craig Nordlund
                                           Secretary


                                           HEWLETT-PACKARD COMPANY
                                           a California corporation

                                           /s/ Lewis E. Platt
                                           ---------------------------
                                           Lewis E. Platt
                                           Chairman, President
                                           and Chief Executive Officer

                                           /s/ D. Craig Nordlund
                                           ---------------------------
                                           D. Craig Nordlund
                                           Secretary

                          HEWLETT-PACKARD COMPANY
                        (a California corporation)

                           OFFICERS CERTIFICATE

       Lewis E. Platt and D. Craig Nordlund certify that:

       1. They are the President and the Secretary, respectively, of Hewlett-Packard Company, a corporation organized under the laws of the State of California.

       2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock", respectively. There are authorized 2,400,000,000 shares of Common Stock and 300,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.

       3. There were 1,040,409,119 shares of Common Stock and no shares of Preferred Stock outstanding as of the record date (the "Record Date") and entitled to vote at the shareholder's meeting at which the Agreement and Plan of Merger (the "Merger Agreement") attached hereto was approved.

       4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

       5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

       6. Lewis E. Platt and D. Craig Nordlund further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

       Executed in Palo Alto, California on May 20, 1998.


                                           /s/ Lewis E. Platt
                                           ---------------------------
                                           Lewis E. Platt
                                           Chairman, President
                                           and Chief Executive Officer

                                           /s/ D. Craig Nordlund
                                           ---------------------------
                                           D. Craig Nordlund
                                           Secretary

                          HEWLETT-PACKARD COMPANY
                         (a Delaware corporation)

                          OFFICER'S CERTIFICATE


       Lewis E. Platt and D. Craig Nordlund certify that:

       1. They are the President and the Secretary, respectively, of Hewlett-Packard Company, a corporation organized under the laws of the State of Delaware.

       2.   The corporation has authorized two classes of stock,
  designated "Common Stock" and "Preferred Stock", respectively.   There
  are authorized 4,800,000,000 shares of Common Stock and 300,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.

       3. There are 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger (the "Merger Agreement") attached hereto. There are no shares of Preferred Stock outstanding.

       4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of 100% of the shares outstanding and entitled to vote on the Merger Agreement.

       5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

       6. Lewis E. Platt and D. Craig Nordlund further declare under penalty of perjury under the laws of the State of Delaware that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

  Executed in Palo Alto, California on May 20, 1998.

                                              /s/ Lewis E. Platt
                                              ---------------------------
                                              Lewis E. Platt
                                              Chairman, President
                                              and Chief Executive Officer

                                              /s/ D. Craig Nordlund
                                              ----------------------------
                                              D. Craig Nordlund
                                              Secretary